Exhibit 99.1

centerspace

1st Quarter 2023 // Quarter Ended March 31, 2023

EARNINGS RELEASE AND SUPPLEMENTAL OPERATING & FINANCIAL DATA

Dylan RiNo // Denver, CO

BETTER
EVERY DAYS.

Earnings Release

Centerspace Reports First Quarter 2023 Financial Results and Affirms 2023 Core FFO Guidance
MINNEAPOLIS, MN, May 1, 2023 – Centerspace (NYSE: CSR) announced today its financial and operating results for the three months ended March 31, 2023. The tables below show Net Income (Loss), Funds from Operations (“FFO”)1, and Core FFO1, all on a per common share basis, for the three months ended March 31, 2023; Same-Store Revenues, Expenses, and Net Operating Income (Loss) (“NOI”)1 over comparable periods; and Same-Store Weighted-Average Occupancy for each of the three months ended March 31, 2023, December 31, 2022, and March 31, 2022.

	Three Months Ended March 31,
Per Common Share	2023	2022
Net income (loss) - diluted	$2.76	$(0.68)
FFO - diluted	$0.89	$1.01
Core FFO - diluted	$1.07	$0.98

	Year-Over-Year Comparison	Sequential Comparison
Same-Store Results	Q1 2023 vs. Q1 2022	Q1 2023 vs. Q4 2022
Revenues	10.5%	0.7%
Expenses	9.9%	—
NOI	11.0%	1.1%

	Three months ended
Same-Store Results	March 31, 2023	December 31, 2022	March 31, 2022
Weighted Average Occupancy	94.8%	94.9%	94.1%
(1)NOI, FFO, Core FFO, and same-store results are non-GAAP financial measures. For more information on their usage and presentation, and a reconciliation to the most directly comparable GAAP measures, refer to “Non-GAAP Financial Measures and Reconciliations” in supplemental and financial operating data within.
Highlights
•During the three months ended March 31, 2023, we successfully executed the sale of nine non-core apartment communities located in Minnesota and Nebraska for an aggregate sales price of $144.3 million, resulting in a gain on sale of $60.2 million. We primarily used the proceeds to pay down floating rate debt, including full repayment of our $100.0 million variable rate term loan. Additionally, during and subsequent to the three months ended March 31, 2023, we repurchased 123,967 common share at an average price of $54.17 per share to capitalize on the dislocation between our current share price and the underlying value of our portfolio, as demonstrated by our sale of non-core apartment communities at a value significantly above the implied value of our portfolio at the current share price.
•Net income was $2.76 per diluted share for the first quarter of 2023, compared to Net loss of $0.68 per diluted share for the same period of 2022;
•Core FFO per diluted share increased 9.2% to $1.07 for the three months ended March 31, 2023, compared to $0.98 for the three months ended March 31, 2022; and
•Same-store revenues increased by 10.5% for the first quarter of 2023 compared to the first quarter of 2022, driving an 11.0% increase in NOI compared to the same period of the prior year.
Dispositions
During the three months ended March 31, 2023, we disposed of nine apartment communities located in Minnesota and Nebraska, in four exchange transactions, for an aggregate sales price of $144.3 million.

1

Subsequent Events
Subsequent to March 31, 2023, Centerspace repurchased 104,503 common shares for total consideration of $5.7 million at an average price of $54.51 per share.
On April 26, 2023, Centerspace closed on a $90.0 million secured note payable with an interest rate of 5.04% and a term of 12 years.
Subsequent to March 31, 2023, $47.8 million of net tax-deferred exchange proceeds were released from restricted cash. Proceeds from the note payable and the release of the restricted cash will be used to pay down floating rate debt.
Balance Sheet
At the end of the first quarter, Centerspace had $121.4 million of total liquidity on its balance sheet, consisting of $112.5 million available under the lines of credit and cash and cash equivalents of $8.9 million.
Revised 2023 Financial Outlook
Centerspace revised its 2023 financial outlook. For additional information, see S-15 of the Supplemental Financial and Operating Data for the quarter ended March 31, 2023 included at the end of this release. These ranges should be considered in their entirety. The table below reflects the revised outlook.

	Previous Outlook for 2023		Updated Outlook for 2023
	Low	High	Low	High
Net income (loss) per Share – diluted	$2.37	$3.25	$2.73	$3.62
Same-Store Revenue	6.00%	8.00%	6.00%	8.00%
Same-Store Expenses	4.75%	6.25%	4.75%	6.25%
Same-Store NOI	7.00%	9.00%	7.00%	9.00%
FFO per Share – diluted	$4.21	$4.50	$4.03	$4.33
Core FFO per Share – diluted	$4.27	$4.56	$4.27	$4.56
Additional assumptions:
•Same-store capital expenditures of $1,100 per home to $1,150 per home
•Value-add expenditures of $24.5 million to $27.5 million
•Proceeds from potential dispositions of $155.0 million to $165.0 million
Upcoming Events
On May 16, 2023, at 9:00 a.m. CDT, Centerspace will be holding its 2023 Annual Meeting of Shareholders live via the internet. Shareholders can participate in and/or vote at the Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/CSR2023. Shareholders must enter their 16-digit control number found in their proxy materials, either on the Notice of Internet Availability of Proxy Materials, the proxy card, or in the instructions that accompanied the proxy material to enter the 2023 Annual Meeting. The company urges the shareholders to vote and submit proxies in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting. The Annual Meeting webcast will begin promptly at 9:00 a.m. CDT. On the day of the Annual Meeting, the company recommends that you log into its virtual meeting at least 15 minutes prior to the scheduled start time to ensure you can access the meeting.
Centerspace is scheduled to participate in the upcoming National Association of Real Estate Investment Trusts (“Nareit”) REITweek: 2023 Investor Conference which will be held in New York, NY June 6-8, 2023.
Earnings Call

Live webcast and replay: https://ir.centerspacehomes.com

Live Conference Call		Conference Call Replay
Tuesday, May 2, 2023, at 10:00 AM ET		Replay available until May 16, 2023
USA Toll Free Number	1-833-470-1428	USA Toll Free Number	1-866-813-9403
International Toll Free Number	1-929-526-1599	International Toll Free Number	44-204-525-0658
Canada Toll Free Number	1-833-950-0062	Canada Toll Free Number	1-226-828-7578
Conference Number	909832	Conference Number	530926

2

Supplemental Information
Supplemental Operating and Financial Data for the quarter ended March 31, 2023 included herein (“Supplemental Information”), is available in the Investors section on Centerspace’s website at www.centerspacehomes.com or by calling Investor Relations at 701-837-7104. Non-GAAP financial measures and other capitalized terms, as used in this earnings release, are defined and reconciled in the Supplemental Financial and Operating Data, which accompanies this earnings release.
About Centerspace
Centerspace is an owner and operator of apartment communities committed to providing great homes by focusing on integrity and serving others. Founded in 1970, as of March 31, 2023, Centerspace owned interests in 75 apartment communities consisting of 13,497 apartment homes located in Colorado, Minnesota, Montana, Nebraska, North Dakota, and South Dakota. Centerspace was named a Top Workplace for 2022 by the Minneapolis Star Tribune. For more information, please visit www.centerspacehomes.com.
Forward-Looking Statements
Certain statements in this press release and the accompanying Supplemental Operating and Financial Data are based on the company's current expectations and assumptions, and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Forward-looking statements are typically identified by the use of terms such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “assumes,” “may,” “projects,” “outlook,” “future,” and variations of such words and similar expressions. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements to be materially different from the results of operations, financial conditions, or plans expressed or implied by the forward-looking statements. Although the company believes the expectations reflected in its forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be achieved. As a result, reliance should not be placed on these forward-looking statements, as these statements are subject to known and unknown risks, uncertainties, and other factors beyond the company's control and could differ materially from actual results and performance. Such risks, uncertainties, and other factors that might cause such differences include, but are not limited to those risks and uncertainties detailed from time to time in Centerspace's filings with the Securities and Exchange Commission, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in its Annual Report on Form 10-K for the year ended December 31, 2022, in its subsequent quarterly reports on Form 10-Q, and in other public reports. The company assumes no obligation to update or supplement forward-looking statements that become untrue due to subsequent events.
Contact Information
Investor Relations
Joe McComish
Phone: 701-837-7104
Email: IR@centerspacehomes.com
Marketing & Media
Kelly Weber
Phone: 701-837-7104
Email: kweber@centerspacehomes.com

3

Supplemental Financial and Operating Data
Table of Contents
March 31, 2023

Common Share Data (NYSE: CSR)

	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
	2023	2022	2022	2022	2022
High closing price	$71.07	$70.20	$89.71	$103.17	$108.27
Low closing price	$51.39	$58.50	$65.85	$76.65	$89.01
Average closing price	$61.68	$64.64	$79.40	$87.61	$97.15
Closing price at end of quarter	$54.63	$58.67	$67.32	$81.55	$98.12
Common share distributions – annualized	$2.92	$2.92	$2.92	$2.92	$2.92
Closing dividend yield – annualized	5.3%	5.0%	4.3%	3.6%	3.0%
Closing common shares outstanding (thousands)	15,032	15,020	15,376	15,373	15,366
Closing limited partnership units outstanding (thousands)	967	971	980	995	997
Closing Series E preferred units outstanding, as converted (thousands)	2,103	2,119	2,186	2,186	2,186
Total closing common shares, limited partnership units, and Series E preferred units, as converted, outstanding (thousands)	18,102	18,110	18,542	18,554	18,549
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units and Series E preferred units, as converted (thousands)	$988,912	$1,062,514	$1,248,247	$1,513,079	$1,820,028

S-1

CENTERSPACE
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands)

	Three Months Ended
	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
REVENUE	$67,897	$67,848	$65,438	$63,116	$60,314
EXPENSES
Property operating expenses, excluding real estate taxes	21,342	21,755	20,290	19,011	19,014
Real estate taxes	7,581	7,464	7,039	7,205	6,859
Property management expense	2,568	2,358	2,563	2,721	2,253
Casualty (gain) loss	252	335	276	382	598
Depreciation and amortization	25,993	25,768	23,720	24,768	31,001
General and administrative expenses	7,723	3,276	4,519	5,221	4,500
TOTAL EXPENSES	$65,459	$60,956	$58,407	$59,308	$64,225
Gain (loss) on sale of real estate and other investments	60,159	14	—	27	—
Operating income (loss)	62,597	6,906	7,031	3,835	(3,911)
Interest expense	(10,319)	(9,603)	(7,871)	(7,561)	(7,715)
Interest and other income (loss)	49	132	70	(17)	1,063
Net income (loss)	$52,327	$(2,565)	$(770)	$(3,743)	$(10,563)
Dividends to Series D preferred unitholders	(160)	(160)	(160)	(160)	(160)
Net (income) loss attributable to noncontrolling interest – Operating Partnership and Series E preferred units	(8,566)	753	439	950	2,157
Net (income) loss attributable to noncontrolling interests – consolidated real estate entities	(30)	(34)	(32)	(38)	(23)
Net income (loss) attributable to controlling interests	43,571	(2,006)	(523)	(2,991)	(8,589)
Dividends to preferred shareholders	(1,607)	(1,607)	(1,607)	(1,607)	(1,607)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$41,964	$(3,613)	$(2,130)	$(4,598)	$(10,196)

Per Share Data - Basic
Net income (loss) per common share – basic	$2.79	$(0.24)	$(0.14)	$(0.30)	$(0.68)

Per Share Data - Diluted
Net income (loss) per common share – diluted	$2.76	$(0.24)	$(0.14)	$(0.30)	$(0.68)

S-2

CENTERSPACE
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
ASSETS
Real estate investments
Property owned	$2,420,911	$2,534,124	$2,513,470	$2,401,427	$2,390,952
Less accumulated depreciation	(519,167)	(535,401)	(511,000)	(487,834)	(465,752)
Total real estate investments	1,901,744	1,998,723	2,002,470	1,913,593	1,925,200
Cash and cash equivalents	8,939	10,458	14,957	13,156	13,313
Restricted cash	48,903	1,433	1,417	1,914	2,409
Other assets	19,298	22,687	19,742	18,950	24,651
TOTAL ASSETS	$1,978,884	$2,033,301	$2,038,586	$1,947,613	$1,965,573

LIABILITIES, MEZZANINE EQUITY, AND EQUITY
LIABILITIES
Accounts payable and accrued expenses	$56,639	$58,812	$58,322	$48,077	$50,360
Revolving lines of credit	143,469	113,500	171,500	73,000	46,000
Notes payable, net of unamortized loan costs	299,412	399,007	299,388	299,374	299,359
Mortgages payable, net of unamortized loan costs	474,999	495,126	496,530	497,917	521,536
TOTAL LIABILITIES	$974,519	$1,066,445	$1,025,740	$918,368	$917,255

SERIES D PREFERRED UNITS	$16,560	$16,560	$16,560	$18,627	$22,412
EQUITY
Series C Preferred Shares of Beneficial Interest	93,530	93,530	93,530	93,530	93,530
Common Shares of Beneficial Interest	1,176,059	1,177,484	1,209,732	1,207,849	1,203,685
Accumulated distributions in excess of net income	(508,420)	(539,422)	(524,905)	(511,552)	(495,732)
Accumulated other comprehensive income (loss)	(1,917)	(2,055)	(2,158)	(2,362)	(2,550)
Total shareholders’ equity	$759,252	$729,537	$776,199	$787,465	$798,933
Noncontrolling interests – Operating Partnership and Series E preferred units	227,920	220,132	219,466	222,528	226,302
Noncontrolling interests – consolidated real estate entities	633	627	621	625	671
TOTAL EQUITY	$987,805	$950,296	$996,286	$1,010,618	$1,025,906
TOTAL LIABILITIES, MEZZANINE EQUITY, AND EQUITY	$1,978,884	$2,033,301	$2,038,586	$1,947,613	$1,965,573

S-3

CENTERSPACE
NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (unaudited)
This release contains certain non-GAAP financial measures. The non-GAAP financial measures should not be considered a substitute for operating results determined in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The definitions and calculations of these non-GAAP financial measures, as calculated by the company, may not be comparable to non-GAAP financial measures reported by other REITs that do not define each of the non-GAAP financial measures exactly as Centerspace does.
The company provides certain information on a same-store and non-same-store basis. Same-store apartment communities are owned or in service for substantially all of the periods being compared, and, in the case of newly-constructed properties, have achieved a target level of physical occupancy of 90%. On the first day of each calendar year, Centerspace determines the composition of its same-store pool for that year as well as adjusts the previous year, which allows the company to evaluate full period-over-period operating comparisons for existing apartment communities and their contribution to net operating income. The company believes that measuring performance on a same-store basis is useful to investors because it enables evaluation of how a fixed pool of its communities are performing year-over-year. Centerspace uses this measure to assess whether or not the company has been successful in increasing NOI, raising average rental revenue, renewing leases on existing residents, controlling operating costs, and making prudent capital improvements.
Reconciliation of Operating Income (Loss) to Net Operating Income
Net operating income, or NOI, is a non-GAAP financial measure which the company defines as total real estate revenues less property operating expenses, including real estate taxes. Centerspace believes that NOI is an important supplemental measure of operating performance for real estate because it provides a measure of operations that is unaffected by depreciation and amortization, financing costs, property management expenses, casualty losses, and general and administrative expenses. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income (loss), net income (loss) available for common shareholders, or cash flow from operating activities as a measure of financial performance.

	(in thousands, except percentages)
	Three Months Ended			Sequential		Year-Over-Year
	3/31/2023	12/31/2022	3/31/2022	$ Change	% Change	$ Change	% Change
Operating income (loss)	$62,597	$6,906	$(3,911)	$55,691	806.4%	$66,508	(1,700.5)%
Adjustments:
Property management expenses	2,568	2,358	2,253	210	8.9%	315	14.0%
Casualty (gain) loss	252	335	598	(83)	(24.8)%	(346)	(57.9)%
Depreciation and amortization	25,993	25,768	31,001	225	0.9%	(5,008)	(16.2)%
General and administrative expenses	7,723	3,276	4,500	4,447	135.7%	3,223	71.6%
(Gain) loss on sale of real estate and other investments	(60,159)	(14)	—	(60,145)	*	(60,159)	N/A
Net operating income	$38,974	$38,629	$34,441	$345	0.9%	$4,533	13.2%

Revenue
Same-store	$58,859	$58,465	$53,249	$394	0.7%	$5,610	10.5%
Non-same-store	3,639	3,497	1,667	142	4.1%	1,972	118.3%
Other properties	1,002	900	916	102	11.3%	86	9.4%
Dispositions	4,397	4,986	4,482	(589)	(11.8)%	(85)	(1.9)%
Total	67,897	67,848	60,314	49	0.1%	7,583	12.6%
Property operating expenses, including real estate taxes
Same-store	24,593	24,586	22,370	7	—%	2,223	9.9%
Non-same-store	1,310	1,267	710	43	3.4%	600	84.5%
Other properties	151	317	329	(166)	(52.4)%	(178)	(54.1)%
Dispositions	2,869	3,049	2,464	(180)	(5.9)%	405	16.4%
Total	28,923	29,219	25,873	(296)	(1.0)%	3,050	11.8%
Net operating income
Same-store	34,266	33,879	30,879	387	1.1%	3,387	11.0%
Non-same-store	2,329	2,230	957	99	4.4%	1,372	143.4%
Other properties	851	583	587	268	46.0%	264	45.0%
Dispositions	1,528	1,937	2,018	(409)	(21.1)%	(490)	(24.3)%
Total	$38,974	$38,629	$34,441	$345	0.9%	$4,533	13.2%
* Not a meaningful percentage

S-4

Reconciliation of Same-Store Controllable Expenses to Total Property Operating Expenses, Including Real Estate Taxes
Centerspace defines same-store controllable expenses as property operating expenses excluding real estate taxes and insurance. Same-store controllable expenses exclude real estate taxes and insurance, in order to provide a measure of expenses that are within management's control, and is used for the purposes of budgeting, business planning, and performance evaluation. This is a non-GAAP financial measure and should not be considered an alternative to total expenses or total property operating expenses and real estate taxes.

	(in thousands, except percentages)
	Three Months Ended March 31,
	2023	2022	$ Change	% Change
Controllable expenses
On-site compensation(1)	$6,017	$5,549	$468	8.4%
Repairs and maintenance	3,469	2,946	523	17.8%
Utilities	4,978	4,784	194	4.1%
Administrative and marketing	1,252	1,223	29	2.4%
Total	$15,716	$14,502	$1,214	8.4%

Non-controllable expenses
Real estate taxes	$6,765	$5,974	$791	13.2%
Insurance	2,112	1,894	218	11.5%
Total	$8,877	$7,868	$1,009	12.8%

Property operating expenses, including real estate taxes - non-same-store	$1,310	$710	$600	84.5%
Property operating expenses, including real estate taxes - other	151	329	(178)	(54.1)%
Property operating expenses, including real estate taxes - dispositions	2,869	2,464	405	16.4%
Total property operating expenses, including real estate taxes	$28,923	$25,873	$3,050	11.8%

(1)On-site compensation for administration, leasing, and maintenance personnel.
Reconciliation of Net Income (Loss) Available to Common Shareholders to Funds From Operations and Core Funds From Operations
Centerspace believes that FFO, which is a non-GAAP financial measure used as a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding its operating performance, primarily because its calculation does not assume that the value of real estate assets diminishes predictably over time, as implied by the historical cost convention of GAAP and the recording of depreciation and amortization.
Centerspace uses the definition of FFO adopted by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”). Nareit defines FFO as net income or loss calculated in accordance with GAAP, excluding:
•depreciation and amortization related to real estate;
•gains and losses from the sale of certain real estate assets;
•impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity; and
•similar adjustments for partially owned consolidated real estate entities.
The exclusion in Nareit’s definition of FFO of gains and losses from the sale of real estate assets and impairment write-downs helps to identify the operating results of the long-term assets that form the base of the company's investments, and assists management and investors in comparing those operating results between periods.
Due to the limitations of the Nareit FFO definition, Centerspace has made certain interpretations in applying this definition. The company believes that all such interpretations not specifically identified in the Nareit definition are consistent with this definition. Nareit’s FFO White Paper 2018 Restatement clarified that impairment write-downs of land related to a REIT’s main business are excluded from FFO and a REIT has the option to exclude impairment write-downs of assets that are incidental to its main business.

S-5

While FFO is widely used by Centerspace as a primary performance metric, not all real estate companies use the same definition of FFO or calculate FFO in the same way. Accordingly, FFO presented here is not necessarily comparable to FFO presented by other real estate companies. FFO should not be considered as an alternative to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund all cash flow needs, including the ability to service indebtedness or make distributions to shareholders.
Core Funds from Operations (“Core FFO”) is FFO as adjusted for non-routine items or items not considered core to business operations. By further adjusting for items that are not considered part of core business operations, the company believes that Core FFO provides investors with additional information to compare core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income, or any other GAAP measurement of performance, but rather should be considered an additional supplemental measure. Core FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund the company's cash needs, including its ability to service indebtedness or make distributions to shareholders. Core FFO is a non-GAAP and non-standardized financial measure that may be calculated differently by other REITs and should not be considered a substitute for operating results determined in accordance with GAAP.

S-6

	(in thousands, except per share amounts)
	Three Months Ended
	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
Funds From Operations
Net income (loss) available to common shareholders	$41,964	$(3,613)	$(2,130)	$(4,598)	$(10,196)
Adjustments:
Noncontrolling interests – Operating Partnership and Series E preferred units	8,566	(753)	(439)	(950)	(2,157)
Depreciation and amortization	25,993	25,768	23,720	24,768	31,001
Less depreciation – non real estate	(91)	(91)	(94)	(101)	(101)
Less depreciation – partially owned entities	(19)	(19)	(18)	(7)	(21)
(Gain) loss on sale of real estate and other investments	(60,159)	(14)	—	(27)	—
FFO applicable to common shares and Units	$16,254	$21,278	$21,039	$19,085	$18,526

Adjustments to Core FFO:
Non-cash casualty (gain) loss	13	20	46	163	25
Loss on extinguishment of debt	—	—	—	5	—
Technology implementation costs(1)	—	89	234	447	103
Interest rate swap termination, amortization, and mark-to-market	138	104	204	205	(613)
Amortization of assumed debt	(116)	(117)	(116)	(116)	(115)
Pursuit costs	5	137	38	1,127	—
Severance and transition related costs	3,199	—	—	—	—
Other miscellaneous items(2)	49	(28)	17	100	(4)
Core FFO applicable to common shares and Units	$19,542	$21,483	$21,462	$21,016	$17,922

FFO applicable to common shares and Units	$16,254	$21,278	$21,039	$19,085	$18,526
Dividends to preferred unitholders	160	160	160	160	160
FFO applicable to common shares and Units - diluted	$16,414	$21,438	$21,199	$19,245	$18,686

Core FFO applicable to common shares and Units	$19,542	$21,483	$21,462	$21,016	$17,922
Dividends to preferred unitholders	160	160	160	160	160
Core FFO applicable to common shares and Units - diluted	$19,702	$21,643	$21,622	$21,176	$18,082

Per Share Data
Net income (loss) per share and Unit - diluted	$2.76	$(0.24)	$(0.14)	$(0.30)	$(0.68)
FFO per share and Unit - diluted	$0.89	$1.16	$1.13	$1.02	$1.01
Core FFO per share and Unit - diluted	$1.07	$1.17	$1.15	$1.12	$0.98

Weighted average shares - basic	15,025	15,027	15,373	15,369	15,097
Effect of redeemable operating partnership Units	968	974	984	995	965
Effect of Series D preferred units	228	228	228	228	228
Effect of Series E preferred units	2,118	2,185	2,186	2,186	2,186
Effect of dilutive restricted stock units and stock options	20	9	30	48	66
Weighted average shares and Units - diluted	18,359	18,423	18,801	18,826	18,542

(1)Costs are related to a two-year implementation.
(2)Consists of (gain) loss on investments.

S-7

Reconciliation of Net Income (Loss) Available to Controlling Interests to Adjusted EBITDA
Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt, gain/loss from involuntary conversion; and other non-routine items or items not considered core to business operations. The company considers Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, financing costs, or non-operating gains and losses. Adjusted EBITDA is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP.

	(in thousands)
	Three Months Ended
	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
Adjusted EBITDA
Net income (loss) available to controlling interests	$43,571	$(2,006)	$(523)	$(2,991)	$(8,589)
Adjustments:
Dividends to Series D preferred unitholders	160	160	160	160	160
Noncontrolling interests – Operating Partnership and Series E preferred units	8,566	(753)	(439)	(950)	(2,157)
Income (loss) before noncontrolling interests – Operating Partnership and Series E preferred units	$52,297	$(2,599)	$(802)	$(3,781)	$(10,586)
Adjustments:
Interest expense	10,305	9,589	7,856	7,547	7,700
Loss on extinguishment of debt	—	—	—	5	—
Depreciation and amortization related to real estate investments	25,971	25,747	23,699	24,759	30,980
Non-cash casualty (gain) loss	13	20	46	163	25
Interest income	(92)	(92)	(82)	(74)	(464)
(Gain) loss on sale of real estate and other investments	(60,159)	(14)	—	(27)	—
Technology implementation costs(1)	—	89	234	447	103
Interest rate swap termination and mark-to-market	—	—	—	18	(582)
Pursuit costs	5	137	38	1,127	—
Severance and transition related costs	3,199	—	—	—	—
Other miscellaneous items(2)	49	(28)	17	100	(4)
Adjusted EBITDA	$31,588	$32,849	$31,006	$30,284	$27,172

(1)Costs are related to a two-year implementation.
(2)Consists of (gain) loss on investments.

S-8

CENTERSPACE
DEBT ANALYSIS
(in thousands)
Debt Maturity Schedule
Annual Expirations

	Future Maturities of Debt
	Secured Fixed Debt	Unsecured Fixed Debt	Unsecured Variable Debt	Total Debt	% of Total Debt	Weighted Average Interest Rate(1)
2023 (remainder)	$22,560	$—	$—	$22,560	2.4%	4.12%
2024	—	—	3,969	3,969	0.4%	7.23%
2025	31,066	—	139,500	170,566	18.5%	5.54%
2026	51,648	—	—	51,648	5.6%	3.73%
2027	50,623	—	—	50,623	5.5%	3.47%
Thereafter	322,293	300,000	—	622,293	67.6%	3.19%
Total debt	$478,190	$300,000	$143,469	$921,659	100.0%	3.71%

(1)Weighted average interest rate of debt that matures during the year.

	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
Debt Balances Outstanding
Secured fixed rate - mortgages payable - other	$279,340	$299,427	$300,956	$302,360	$326,113
Secured fixed rate - Fannie Mae credit facility	198,850	198,850	198,850	198,850	198,850
Unsecured variable rate lines of credit	143,469	113,500	171,500	73,000	46,000
Unsecured term loans	—	100,000	—	—	—
Unsecured senior notes	300,000	300,000	300,000	300,000	300,000
Debt total	$921,659	$1,011,777	$971,306	$874,210	$870,963

Mortgages payable - other rate	3.85%	3.85%	3.85%	3.85%	3.85%
Fannie Mae Credit Facility rate	2.78%	2.78%	2.78%	2.78%	2.78%
Lines of credit rate	6.39%	5.23%	4.13%	3.04%	2.56%
Unsecured term loan rate	—	5.57%	—	—	—
Unsecured senior notes rate	3.12%	3.12%	3.12%	3.12%	3.12%
Total debt	3.71%	3.62%	3.45%	3.27%	3.29%

S-9

CENTERSPACE
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	Three Months Ended
	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
Equity Capitalization
Common shares outstanding	15,032	15,020	15,376	15,373	15,366
Operating partnership units outstanding	967	971	980	995	997
Series E preferred units (as converted)	2,103	2,119	2,186	2,186	2,186
Total common shares, Units, and Series E preferred units, as converted, outstanding	18,102	18,110	18,542	18,554	18,549
Market price per common share (closing price at end of period)	$54.63	$58.67	$67.32	$81.55	$98.12
Equity capitalization-common shares and units	$988,912	$1,062,514	$1,248,247	$1,513,079	$1,820,028
Recorded book value of preferred shares	$93,530	$93,530	$93,530	$93,530	$93,530
Total equity capitalization	$1,082,442	$1,156,044	$1,341,777	$1,606,609	$1,913,558

Series D Preferred Units	$16,560	$16,560	$16,560	$18,627	$22,412

Debt Capitalization
Total debt	$921,659	$1,011,777	$971,306	$874,210	$870,963
Total capitalization	$2,020,661	$2,184,381	$2,329,643	$2,499,446	$2,806,933

Total debt to total capitalization(1)	45.6%	46.3%	41.7%	35.0%	31.0%

(1)Total debt to total market capitalization is total debt not adjusted for unamortized deferred financing costs from the balance sheet divided by the sum of total debt from the balance sheet, market value of common shares, operating partnership units, and the as converted Series E preferred units, and book value of Series C preferred shares and Series D preferred units outstanding at the end of the period.

	Three Months Ended
	3/31/2023		12/31/2022		9/30/2022		6/30/2022		3/31/2022
Debt service coverage ratio(1)	2.70	x	2.99	x	3.35	x	3.39	x	2.93	x
Adjusted EBITDA/Interest expense plus preferred distributions and principal amortization	2.35	x	2.58	x	2.81	x	2.83	x	2.50	x
Net debt/Adjusted EBITDA(2)	7.22	x	7.62	x	7.71	x	7.11	x	7.89	x
Net debt and preferred equity/Adjusted EBITDA(2)	8.09	x	8.46	x	8.60	x	8.03	x	8.96	x

Distribution Data
Common shares and Units outstanding at record date	15,999		15,991		16,356		16,368		16,363
Total common distribution declared	$11,668		$11,614		$11,939		$11,948		$11,944
Common distribution per share and Unit	$0.73		$0.73		$0.73		$0.73		$0.73
Payout ratio (Core FFO per diluted share and unit basis)(3)	68.2%		62.4%		63.5%		65.2%		74.5%

(1)Debt service coverage ratio is computed by dividing Adjusted EBITDA by interest expense and principal amortization. This term is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within the Non-GAAP Financial Measures and Reconciliations section.
(2)Net debt is the total outstanding debt balance less cash and cash equivalents and net tax deferred exchange proceeds (included within restricted cash). Adjusted EBITDA is annualized for periods less than one year. Net debt and adjusted EBITDA are non-GAAP financial measures and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within the Non-GAAP Financial Measures and Reconciliations section.
(3)Payout ratio (Core FFO per diluted share and unit basis) is the ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual Core FFO per diluted share and unit. This term is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Core FFO definition included within the Non-GAAP Financial Measures and Reconciliations section.

S-10

CENTERSPACE
SAME-STORE FIRST QUARTER COMPARISONS
(in thousands, except property data amounts and percentages)

	Apartment Homes Included	Revenues			Expenses			NOI
Regions		Q1 2023	Q1 2022	% Change	Q1 2023	Q1 2022	% Change	Q1 2023	Q1 2022	% Change
Denver, CO	1,889	$11,740	$10,624	10.5%	$4,035	$3,176	27.0%	$7,705	$7,448	3.5%
Minneapolis, MN	4,519	20,805	19,004	9.5%	9,588	9,000	6.5%	11,217	10,004	12.1%
North Dakota	2,422	8,879	8,157	8.9%	3,814	3,653	4.4%	5,065	4,504	12.5%
Omaha, NE	872	3,356	3,058	9.7%	1,433	1,328	7.9%	1,923	1,730	11.2%
Rochester, MN	1,129	5,648	5,003	12.9%	2,228	2,096	6.3%	3,420	2,907	17.6%
St. Cloud, MN	832	3,351	3,049	9.9%	1,691	1,499	12.8%	1,660	1,550	7.1%
Other Mountain West(1)	1,222	5,080	4,354	16.7%	1,804	1,618	11.5%	3,276	2,736	19.7%
Same-Store Total	12,885	$58,859	$53,249	10.5%	$24,593	$22,370	9.9%	$34,266	$30,879	11.0%

	% of NOI Contribution	Weighted Average Occupancy (2)			Average Monthly Rental Rate (3)			Average Monthly Revenue per Occupied Home (4)
Regions		Q1 2023	Q1 2022	Growth	Q1 2023	Q1 2022	% Change	Q1 2023	Q1 2022	% Change
Denver, CO	22.5%	95.8%	94.1%	1.7%	$1,912	$1,792	6.7%	$2,162	$1,993	8.5%
Minneapolis, MN	32.7%	94.6%	94.1%	0.5%	1,454	1,373	5.9%	1,622	1,490	8.9%
North Dakota	14.8%	95.9%	94.8%	1.1%	1,175	1,103	6.5%	1,274	1,184	7.6%
Omaha, NE	5.6%	94.0%	95.5%	(1.5)%	1,234	1,095	12.7%	1,364	1,224	11.4%
Rochester, MN	10.0%	94.8%	92.9%	1.9%	1,664	1,507	10.4%	1,759	1,590	10.6%
St. Cloud, MN	4.8%	90.1%	92.3%	(2.2)%	1,315	1,199	9.7%	1,490	1,323	12.6%
Other Mountain West(1)	9.6%	95.1%	94.0%	1.1%	1,319	1,154	14.3%	1,457	1,263	15.4%
Same-Store Total	100.0%	94.8%	94.1%	0.7%	$1,450	$1,345	7.8%	$1,606	$1,465	9.6%

(1)Includes apartment communities in Billings, Montana and Rapid City, South Dakota.
(2)Weighted average occupancy is defined as the percentage resulting from dividing actual rental revenue by scheduled rent. Scheduled rental revenue represents the value of all apartment homes, with occupied apartment homes valued at contractual rental rates pursuant to leases and vacant apartment homes valued at estimated market rents. When calculating actual rents for occupied apartment homes and market rents for vacant homes, delinquencies and concessions are not taken into account. Market rates are determined using the currently offered effective rates on new leases at the community and are used as the starting point in determination of the market rates of vacant apartment homes. Centerspace believes that weighted average occupancy is a meaningful measure of occupancy because it considers the value of each vacant unit at its estimated market rate. Weighted average occupancy may not completely reflect short-term trends in physical occupancy, and the calculation of weighted average occupancy may not be comparable to that disclosed by other REITs.
(3)Average monthly rental rate is scheduled rent divided by the total number of apartment homes.
(4)Average monthly revenue per occupied home is defined as total rental revenues divided by the weighted average occupied apartment homes for the period.

S-11

CENTERSPACE
SAME-STORE SEQUENTIAL QUARTER COMPARISONS(1)
(in thousands, except property data amounts and percentages)

	Apartment Homes Included	Revenues			Expenses			NOI
Regions		Q1 2023	Q4 2022	% Change	Q1 2023	Q4 2022	% Change	Q1 2023	Q4 2022	% Change
Denver, CO	1,889	$11,740	$11,557	1.6%	$4,035	$3,692	9.3%	$7,705	$7,865	(2.0)%
Minneapolis, MN	4,519	20,805	20,689	0.6%	9,588	9,891	(3.1)%	11,217	10,798	3.9%
North Dakota	2,422	8,879	8,919	(0.4)%	3,814	3,790	0.6%	5,065	5,129	(1.2)%
Omaha, NE	872	3,356	3,279	2.3%	1,433	1,597	(10.3)%	1,923	1,682	14.3%
Rochester, MN	1,129	5,648	5,593	1.0%	2,228	2,365	(5.8)%	3,420	3,228	5.9%
St. Cloud, MN	832	3,351	3,309	1.3%	1,691	1,481	14.2%	1,660	1,828	(9.2)%
Other Mountain West	1,222	5,080	5,119	(0.8)%	1,804	1,770	1.9%	3,276	3,349	(2.2)%
Same-Store Total	12,885	$58,859	$58,465	0.7%	$24,593	$24,586	—%	$34,266	$33,879	1.1%

	% of NOI Contribution	Weighted Average Occupancy			Average Monthly Rental Rate			Average Monthly Revenue per Occupied Home
Regions		Q1 2023	Q4 2022	Growth	Q1 2023	Q4 2022	% Change	Q1 2023	Q4 2022	% Change
Denver, CO	22.5%	95.8%	96.2%	(0.4)%	$1,912	$1,902	0.5%	$2,162	$2,120	2.0%
Minneapolis, MN	32.7%	94.6%	94.7%	(0.1)%	1,454	1,450	0.3%	1,622	1,611	0.7%
North Dakota	14.8%	95.9%	96.3%	(0.4)%	1,175	1,168	0.6%	1,274	1,275	(0.1)%
Omaha, NE	5.6%	94.0%	93.0%	1.0%	1,234	1,223	0.9%	1,364	1,348	1.2%
Rochester, MN	10.0%	94.8%	93.8%	1.0%	1,664	1,663	0.1%	1,759	1,760	(0.1)%
St. Cloud, MN	4.8%	90.1%	90.1%	—	1,315	1,313	0.2%	1,490	1,471	1.3%
Other Mountain West	9.6%	95.1%	95.8%	(0.7)%	1,319	1,314	0.4%	1,457	1,458	(0.1)%
Same-Store Total	100.0%	94.8%	94.9%	(0.1)%	$1,450	$1,445	0.3%	$1,606	$1,594	0.8%

(1)Refer to footnotes on page S-11.

S-12

CENTERSPACE
PORTFOLIO SUMMARY(1)

	Three Months Ended
	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
Number of Apartment Homes at Period End
Same-Store	12,885	11,330	11,330	11,319	11,319
Non-Same-Store	612	3,735	3,734	3,519	3,519
All Communities	13,497	15,065	15,064	14,838	14,838

Average Monthly Rental Rate(2)
Same-Store	$1,450	$1,438	$1,411	$1,366	$1,339
Non-Same-Store	1,890	1,352	1,286	1,245	1,218
All Communities	$1,470	$1,417	$1,381	$1,337	$1,292

Average Monthly Revenue per Occupied Apartment Home(3)
Same-Store	$1,606	$1,592	$1,565	$1,518	$1,471
Non-Same-Store	2,066	1,471	1,417	1,329	1,271
All Communities	$1,627	$1,562	$1,530	$1,473	$1,424

Weighted Average Occupancy(4)
Same-Store	94.8%	94.9%	94.5%	94.8%	93.9%
Non-Same-Store	95.9%	94.7%	94.6%	95.0%	94.5%
All Communities	94.9%	94.9%	94.5%	94.8%	94.0%

Operating Expenses as a % of Scheduled Rent
Same-Store	43.9%	43.1%	42.5%	40.3%	41.0%
Non-Same-Store	37.8%	51.7%	48.7%	47.1%	50.6%
All Communities	43.5%	45.1%	43.9%	41.8%	43.0%

Capital Expenditures
Total Capital Expenditures per Apartment Home – Same-Store	$115	$364	$465	$196	$145

(1)Previously reported amounts are not revised for changes in the composition of the same-store properties pool.
(2)Average monthly rental rate is scheduled rent divided by the total number of apartment homes. Scheduled rental revenue represents the value of all apartment homes, with occupied apartment homes valued at contractual rates pursuant to leases and vacant apartment homes valued at estimated market rents. When calculating actual rents for occupied apartment homes and market rents for vacant homes, delinquencies and concessions are not taken into account. Market rates are determined using the currently offered effective rates on new leases at the community and are used as the starting point in determination of the market rates of vacant apartment homes.
(3)Average monthly revenue per occupied home is defined as total rental revenues divided by the weighted average occupied apartment homes for the period.
(4)Weighted average occupancy is the percentage resulting from dividing actual rental revenue by scheduled rent. The company believes that weighted average occupancy is a meaningful measure of occupancy because it considers the value of each vacant unit at its estimated market rate. Weighted average occupancy may not completely reflect short-term trends in physical occupancy and the calculation of weighted average occupancy may not be comparable to that disclosed by other REITs.

S-13

CENTERSPACE
CAPITAL EXPENDITURES
($ in thousands, except per home amounts)

	Three Months Ended
Same Store Capital Expenditures	3/31/2023	3/31/2022
Total Same-Store Apartment Homes	12,885	12,885

Building - Exterior	$—	$534
Building - Interior	—	5
Mechanical, Electrical, & Plumbing	285	225
Furniture & Equipment	24	80
Landscaping & Grounds	—	84
Turnover replacements	779	734
Work in progress	397	(511)
Capital Expenditures - Same-Store	$1,485	$1,151
Capital Expenditures per Apartment Home - Same-Store	$115	$89

Value Add	$2,537	$3,684
Total Capital Spend - Same-Store	$4,022	$4,835
Total Capital Spend per Apartment Home - Same-Store	$312	$375

	Three Months Ended
Capital Expenditures - All Properties	3/31/2023	3/31/2022
All Properties - Weighted Average Apartment Homes	14,542	14,839

Capital Expenditures	$1,730	$1,326
Capital Expenditures per Apartment Home	$119	$89

Value Add	2,630	3,684
Acquisition Capital	4,673	1,199
Total Capital Spend	9,033	6,209
Total Capital Spend per Apartment Home	$621	$418

	Three Months Ended
Value Add Capital Expenditures	3/31/2023	3/31/2022
Interior - Units
Same-Store	$1,219	$2,638
Non-Same-Store	—	—
Total Interior Units	$1,219	$2,638

Common Areas and Exteriors
Same-Store	$1,225	$2,933
Non-Same-Store	93	—
Total Common Areas and Exteriors	$1,318	$2,933

Work in Progress
Same-Store	$93	$(1,887)
Non-Same-Store	—	—
Total Work in Progress	$93	$(1,887)

Total Value-Add Capital Expenditures
Same-Store	$2,537	$3,684
Non-Same-Store	93	—
Total Portfolio Value-Add	$2,630	$3,684

S-14

CENTERSPACE
2023 Financial Outlook
(in thousands, except per share and per home amounts)
Centerspace revised its outlook for 2023 in the table below.

	Three Months Ended	2023 Previous Outlook Range		2023 Revised Outlook Range
	March 31, 2023	Low	High	Low	High
	YTD Actual	Amount	Amount	Amount	Amount
Same-store growth
Revenue	$58,859	6.00%	8.00%	6.00%	8.00%
Controllable expenses	15,716	3.00%	4.50%	3.00%	4.50%
Non-controllable expenses	8,877	8.00%	9.50%	8.00%	9.50%
Total Expenses	$24,593	4.75%	6.25%	4.75%	6.25%
Same-store NOI(1)	$34,266	7.00%	9.00%	7.00%	9.00%

Components of NOI(1)
Same-store	$34,266	$138,300	$141,300	$138,300	$141,300
Non-same-store	2,329	8,900	9,100	8,900	9,100
Other	851	2,000	2,400	2,000	2,400
Dispositions	1,528	2,500	2,800	$2,500	$2,800
Total NOI(1)	$38,974	$151,700	$155,600	$151,700	$155,600

Other operating income and expenses
General and administrative and property management	(10,291)	(29,100)	(28,300)	(32,300)	(31,500)
Casualty losses	(252)	(1,500)	(1,300)	(1,500)	(1,300)
Non-real estate depreciation and amortization	(91)	(375)	(325)	(375)	(325)
Non-controlling interest	(19)	(110)	(100)	(110)	(100)
Total other operating income and expenses	$(10,653)	$(31,085)	$(30,025)	$(34,285)	$(33,225)

Interest expense	$(10,319)	(37,100)	(36,700)	(37,400)	(36,900)
Interest and other income	$19	$160	$350	$160	$350
Dividends to preferred shareholders	$(1,607)	(6,400)	(6,400)	(6,400)	(6,400)
FFO applicable to common shares and Units - diluted(1)	$16,414	$77,275	$82,825	$73,775	$79,425

Non-core income and expenses
Non-cash casualty (gain) loss	$13	$500	$300	$500	$300
Interest rate swap termination, amortization, and mark-to-market	138	900	1,000	900	1,000
Amortization of assumed debt	(116)	—	—	—	—
Pursuit costs	5	70	60	70	60
Severance and transition related costs	3,199	—	—	3,200	3,200
Other miscellaneous items	49	(310)	(350)	(310)	(350)
Total non-core income and expenses	$3,288	$1,160	$1,010	$4,360	$4,210
Core FFO applicable to common shares and Units - diluted(1)	$19,702	$78,435	$83,835	$78,135	$83,635

EPS - Diluted	$2.76	$2.37	$3.25	$2.73	$3.62
FFO per diluted share(1)	$0.89	$4.21	$4.50	$4.03	$4.33
Core FFO per diluted share(1)	$1.07	$4.27	$4.56	$4.27	$4.56
Weighted average shares outstanding - diluted	18,359	18,375	18,400	18,300	18,325

Additional Assumptions
Same-store capital expenditures (per home)	$115	$1,100	1,150	$1,100	1,150
Value-add expenditures	$2,630	$24,500	$27,500	$24,500	$27,500
Dispositions	$144,255	$155,000	$165,000	$155,000	$165,000
(1)NOI, FFO, and Core FFO are non-GAAP financial measures. For more information on their usage and presentation, and a reconciliation to the most directly comparable GAAP measures, refer to "Non-GAAP Financial Measures and Reconciliations" in the Supplemental Financial and Operating Data" above.

S-15

Reconciliation of Net Income (Loss) Available to Common Shareholders to FFO and Core FFO
The following table presents reconciliations of Net income (loss) available to common shareholders to FFO and Core FFO, which are non-GAAP financial measures described in greater detail under “Non-GAAP Financial Measures and Reconciliations.” They should not be considered as alternatives to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO and Core FFO also do not represent cash generated from operating activities in accordance with GAAP, nor are they indicative of funds available to fund all cash needs, including the ability to service indebtedness or make distributions to shareholders. The outlook and projections provided below are based on current expectations and are forward-looking.

		Previous Outlook		Revised Outlook
	Three Months Ended	12 Months Ended		12 Months Ended
	March 31, 2023	December 31, 2023		December 31, 2023
	Actual	Low	High	Low	High
Net income (loss) available to common shareholders	$41,964	$51,339	$67,707	$57,839	$74,307
Noncontrolling interests - Operating Partnership and Series E preferred units	8,566	(7,795)	(7,885)	(7,795)	(7,885)
Depreciation and amortization	25,993	92,556	91,768	92,556	91,768
Less depreciation - non real estate	(91)	(375)	(325)	(375)	(325)
Less depreciation - partially owned entities	(19)	(110)	(100)	(110)	(100)
(Gain) loss on sale of real estate	(60,159)	(58,980)	(68,980)	(68,980)	(78,980)
Dividends to preferred unitholders	160	640	640	640	640
FFO applicable to common shares and Units	$16,414	$77,275	$82,825	$73,775	$79,425

Adjustments to Core FFO:
Non-cash casualty (gain) loss	13	500	300	500	300
Interest rate swap termination, amortization, and mark-to-market	138	900	1,000	900	1,000
Amortization of assumed debt	(116)	—	—	—	—
Pursuit costs	5	70	60	70	60
Severance and transition related costs	3,199	—	—	3,200	3,200
Other miscellaneous items	49	(310)	(350)	(310)	(350)
Core FFO applicable to common shares and Units	$19,702	$78,435	$83,835	$78,135	$83,635

Net income per share - diluted	$2.76	$2.37	$3.25	$2.73	$3.62
FFO per share - diluted	$0.89	$4.21	$4.50	$4.03	$4.33
Core FFO per share - diluted	$1.07	$4.27	$4.56	$4.27	$4.56
Reconciliation of Operating Income to Net Operating Income
Net operating income, or NOI, is a non-GAAP financial measure which the company defines as total real estate revenues less property operating expenses, including real estate taxes. Centerspace believes that NOI is an important supplemental measure of operating performance for real estate because it provides a measure of operations that is unaffected by depreciation, amortization, financing costs, property management expenses, casualty losses, and general and administrative expenses. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income, net income available for common shareholders, or cash flow from operating activities as a measure of financial performance.

		Previous Outlook		Revised Outlook
	Three Months Ended	12 Months Ended		12 Months Ended
	March 31, 2023	December 31, 2023		December 31, 2023
	Actual	Low	High	Low	High
Operating income (loss)	$62,597	$87,524	$103,212	$94,324	$110,012
Adjustments:
General and administrative and property management expenses	10,291	29,100	28,300	32,300	31,500
Casualty loss	252	1,500	1,300	1,500	1,300
Depreciation and amortization	25,993	92,556	91,768	92,556	91,768
(Gain) loss on sale of real estate and other investments	(60,159)	(58,980)	(68,980)	(68,980)	(78,980)
Net operating income	$38,974	$151,700	$155,600	$151,700	$155,600

S-16